Exhibit 10.1

FOURTH AMENDMENT

This FOURTH AMENDMENT, dated as of April 26, 2024 (this “Amendment”), is by and among VIAD CORP, a Delaware corporation (the “Top Borrower”), BREWSTER INC., an Alberta corporation (the “Co-Borrower” and, together with the Top Borrower, the “Borrowers”), the Lenders party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Guarantors listed on the signature pages hereof, which Amendment amends that certain Credit Agreement, dated as of July 30, 2021 (as amended by that certain First Amendment, dated as of March 23, 2022, that certain LIBOR Transition Amendment, dated as of February 6, 2023, that certain Second Amendment, dated as of March 28, 2023, that certain Third Amendment, dated as of October 6, 2023, and as further amended, extended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrowers, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, the Swing Line Lender and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

W i t n e s s e t h:

Whereas, the Top Borrower has requested an amendment to the Existing Credit Agreement pursuant to which certain provisions of the Existing Credit Agreement will be amended as set forth herein;

Whereas, Section 10.01 of the Existing Credit Agreement provides that the parties hereto may amend the Existing Credit Agreement for the purposes set forth herein;

WHEREAS, the Top Borrower has appointed BofA Securities, Inc. and KeyBanc Capital Markets Inc. to act as the joint lead arrangers and joint bookrunners for the Amendment (the “Amendment No. 4 Arrangers”); and

WHEREAS, each Initial Term Lender party hereto (such Initial Term Lenders, collectively, the “Existing Initial Term Lenders”) and each other Lender that executes and delivers this Amendment will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 4 Effective Date.

Now, therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended (the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”) as follows:

A. The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the correct alphabetical order:

“Amendment No. 4” means the Fourth Amendment, dated as of April 26, 2024, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Effective Date” means April 26, 2024.

“Amendment No. 4 Arrangers” has the meaning set forth in Amendment No. 4.

“Initial Arrangers” means Bank of America, N.A. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Truist Securities, Inc., KeyBanc Capital Markets Inc. and BMO Capital Markets Corp., in their capacities as joint lead arrangers and joint bookrunners.

B. Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

“(b) with respect to any Initial Term Loan, (i) prior to the Amendment No. 4 Effective Date (but excluding such date), 5.00%, in the case of Term SOFR Loans, and 4.00%, in the case of Base Rate Loans and (ii) on and after the Amendment No. 4 Effective Date, 4.25%, in the case of Term SOFR Loans, and 3.25%, in the case of Base Rate Loans;”

C. The definition of “Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Arrangers” means, (x) prior to the Amendment No. 4 Effective Date, the Initial Arrangers and (y) from and after the Amendment No. 4 Effective Date, the Initial Arrangers and the Amendment No. 4 Arrangers, collectively.”

D. The definition of “Loan Documents” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Loan Documents” means this Agreement (including all amendments thereto), each Note, each Issuer Document, the Collateral Documents, the Guaranty and each Customary Intercreditor Agreement.”

E. Clause (a) of the definition of “SOFR Adjustment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated such clause in its entirety as follows:

“(a) with respect to Term SOFR, (i) in relation to any Loan (other than an Initial Term Loan), 0.11448% (11.448 basis points) for an Interest Period of one-month’s duration, 0.26161% (26.161 basis points) for an Interest Period of three-month’s months’ duration, 0.42826% (42.826 basis points) for an Interest Period of six-months’ duration and 0.71513% (71.513 basis points) for an Interest Period of twelve-months’ duration and (ii) in relation to any Initial Term Loan, 0.0% and”

F. Section 2.05(l) of the Existing Credit Agreement is hereby amended by replacing the words “the twelve-month anniversary of the Closing Date” appearing in the first sentence and the second sentence of Section 2.05(l) of the Existing Credit Agreement, in each case, with the words “the six-month anniversary of the Amendment No. 4 Effective Date”.

Section 2.
CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT

The amendments set forth in Section 1 hereof shall become effective only upon the satisfaction (or waiver) of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment No. 4 Effective Date”):

A.
The Administrative Agent shall have received this Amendment, duly executed and delivered by a duly authorized officer of each of (i) the Top Borrower, (ii) the Co-Borrower, (iii) each other Loan Party, (iv) the Administrative Agent, (v) Lenders constituting the Required Lenders under the Existing Credit Agreement immediately prior to the Amendment No. 4 Effective Date, (vi) the Initial Term Lenders party to this Amendment constituting the Required Term Lenders by the Approval Time (as defined below) and (vii) Bank of America, N.A., in its capacity as assignee pursuant to Section 4 hereof.
B.
The representations and warranties contained in Section 3, shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, except that any such representation or warranty qualified by materiality or as to Material Adverse Effect shall be true and correct in all respects as so qualified.
C.
On and as of the Amendment No. 4 Effective Date, immediately prior to and after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.
D.
The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by a Responsible Officer of the Top Borrower, certifying as to the representations and warranties in Sections 3.B and 3.C of this Amendment.
E.
The Top Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this Amendment on the Amendment No. 4 Effective Date) all accrued and unpaid interest on the Initial Term Loans outstanding immediately prior to the effectiveness of this Amendment on the Amendment No. 4 Effective Date to, but not including, the Amendment No. 4 Effective Date and, if applicable, shall have submitted a Committed Loan Notice in accordance with Section 2.02 of the Existing Credit Agreement.
F.
The Top Borrower shall have (i) paid, or caused to have been paid, to the Amendment No. 4 Arrangers, all fees and other amounts due and payable in connection with this Amendment on or prior to the date hereof and (ii) to the extent invoiced at least three Business Days prior to the Amendment No. 4 Effective Date (or such shorter period as the Top Borrower may reasonably agree), paid or reimbursed the Administrative Agent and the Amendment No. 4 Arrangers for all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, New York counsel to the Administrative Agent and the Amendment No. 4 Arrangers) required to be paid or reimbursed pursuant to Section 10.04 of the Existing Credit Agreement.
G.
The Borrowers shall have provided or caused to be provided the documentation and other information to the Lenders that are reasonably required by the applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, in each case, at least three Business Days prior to the Amendment No. 4 Effective Date.

Section 3.
REPRESENTATIONS AND WARRANTIES

On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, each of the Loan Parties hereby represents and warrants to the Administrative Agent and each Lender as follows:

A.
Corporate Power and Authority; Authorization; Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party that is party hereto; the execution, delivery and performance by each Loan Party of this Amendment and performance of the Amended Credit Agreement by the Borrowers have been duly authorized by all necessary corporate or other organizational action; and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of the Borrowers and each Loan Party that is party thereto, enforceable against the Borrowers and such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.
B.
Representation and Warranties from Amended Credit Agreement. The representations and warranties contained in Article V of the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, respectively; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, as applicable; provided further that the representations and warranties contained in Sections 5.05(a) and (b) of the Amended Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) or (b) of the Amended Credit Agreement, respectively.
C.
No Default. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
D.
Secretary’s Certificates. The certifications contained in (i) that certain Secretary’s Certificate, dated as of October 6, 2023, executed by the Loan Parties, (ii) that certain Officer’s Certificate, dated as of December 8, 2023, executed by Brewster Inc. and (iii) that certain Officer’s Certificate, dated as of December 8, 2023, executed by Brewster Travel Canada Inc., are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, as if made on and as of such date, except to the extent that such certifications specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, respectively.
Section 4.
REPLACEMENT OF NON-CONSENTING LENDERS

Concurrently with the effectiveness of this Amendment, the Top Borrower shall be deemed to have exercised its rights under Section 10.16(B) of the Existing Credit Agreement to require each Initial Term Lender that has not approved this Amendment prior to 5:00 p.m. (New York City time) on April 23, 2024 (the “Approval Time”) to assign and delegate all of its interests, rights and obligations under the Existing Credit Agreement and the related Loan Documents with respect to its Initial Term Loans to Bank of America, N.A., effective upon such Initial Term Lender’s receipt of payment of an amount equal to the outstanding principal of its Initial Term Loans, accrued interest thereon and any accrued fees (including any amounts under Section 3.05 of the Existing Credit Agreement) from Bank of America, N.A. By its execution of this Amendment, the Administrative Agent agrees to accept such assignments and Bank of

America, N.A. agrees to accept such assignments and approves this Amendment in its capacity as assignee of any such Initial Term Loans and an “Initial Term Lender” under the Amended Credit Agreement.

Section 5.
COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The electronic execution provisions in Section 10.24 of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6.
GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.17 and 10.18 of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.
HEADINGS

Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

Section 8.
REAFFIRMATION

Each Loan Party hereby expressly consents to the terms of this Amendment and the other transactions contemplated hereby and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the other transaction contemplated hereby, (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iii) that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents.

Section 9.
EFFECT OF AMENDMENT

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents. For the avoidance of doubt, on and after the Amendment No. 4 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

VIAD CORP,

as the Top Borrower

By: /s/ Carrie J. Long

Name: Carrie J. Long

Title: Executive Vice President – Treasury and Investor Relations

BREWSTER INC.,

as the Co-Borrower

By: /s/ Carrie J. Long

Name: Carrie J. Long

Title: Executive Vice President – Treasury

BREWSTER TRAVEL CANADA, INC.,

as a Guarantor

By: /s/ Carrie J. Long

Name: Carrie J. Long

Title: Executive Vice President – Treasury

ALASKAN PARK PROPERTIES, INC.,

PURSUIT INVESTMENT HOLDINGS, INC.,

CATC ALASKA TOURISM CORPORATION,

FLYOVER ATTRACTIONS, INC.,

PURSUIT COLLECTION, INC.,

FLYOVER LAS VEGAS, LLC,

GES EVENT INTELLIGENCE SERVICES, INC.,

ONPEAK LLC,

GLOBAL EXPERIENCE SPECIALISTS, INC.,

ON SERVICES – AV SPECIALISTS, LLC,
as Guarantors

By: /s/ Carrie J. Long

Name: Carrie J. Long

Title: Executive Vice President – Treasury and Investor Relations

[Viad Corp – Signature Page to Fourth Amendment]

GLACIER RAFT COMPANY,

as a Guarantor

By: /s/ Carrie J. Long

Name: Carrie J. Long

Title: Treasurer

[Viad Corp – Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Erik M. Truette
Name: Erik M. Truette
Title: Vice President

[Viad Corp – Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A.,
as an Initial Term Lender and a Revolving Lender

By: /s/ Brendan Kelly
Name: Brendan Kelly
Title: Senior Vice President

[Viad Corp – Signature Page to Fourth Amendment]

[CONSENTING LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]

[Viad Corp – Signature Page to Fourth Amendment]